EXECUTION VERSION

FORBEARANCE AND TOLLING AGREEMENT

THIS FORBEARANCE AND TOLLING AGREEMENT (this "Agreement"), dated as of May 1, 2009, is between and among (i)(a) Aurora Oil & Gas Corporation, a Utah corporation (the "Borrower"), and (b) each Guarantor executing this Agreement, (ii)(a) BNP Paribas, as agent (the "First Lien Agent"), and (b) the lenders (the "First Lien Lenders") under the Amended and Restated Credit Agreement, dated August 20, 2007 (as amended on June 12, 2008, and February 12, 2009, the "First Lien Loan Agreement"), and (iii)(a) D.E. Shaw Laminar Portfolios, L.L.C., as agent (the "Second Lien Agent"), and (b) the lenders (the "Second Lien Lenders" and together with the First Lien Lenders, the "Lenders") under the Second Lien Term Loan Agreement, dated August 20, 2007 (as amended on June 12, 2008, the "Second Lien Loan Agreement").

RECITALS

WHEREAS, the Borrower, the First Lien Agent, and the First Lien Lenders entered into the First Lien Loan Agreement, and the Borrower, the Second Lien Agent, and the Second Lien Lenders entered into the Second Lien Loan Agreement, pursuant to which the Lenders have made Loans to the Borrower;

WHEREAS, the First Lien Agent and the First Lien Lenders entered into a Forbearance Agreement and Amendment No. 1 to Credit Agreement, and the Second Lien Agent and the Second Lien Lenders entered into a Forbearance Agreement and Amendment No. 1 to Second Lien Term Loan Agreement, both dated as of June 2, 2008 (collectively, the "First Forbearance Agreements"), whereby, among other things, the First Lien Agent, the First Lien Lenders, the Second Lien Agent, and the Second Lien Lenders agreed to forbear and refrain from exercising certain rights and remedies;

WHEREAS, the First Lien Agent and the First Lien Lenders subsequently entered into a Forbearance Agreement, dated as of February 12, 2009 (the "Second Forbearance Agreement"), whereby, among other things, the Borrower and each Guarantor acknowledged the occurrence of certain Events of Default (collectively, the "First Lien Designated Defaults", and when modified to include (a) the Defaults or Events of Default under (i) Section 10.01(e) of the First Lien Loan Agreement arising from Borrower's failure to comply with its obligations under Section 8.18 and 9.01 of the First Lien Loan Agreement for the first quarter of 2009, (ii) Section 10.01(g) of the First Lien Loan Agreement arising from Borrower's failure to comply with Sections 8.18 and 9.01 of the Second Lien Loan Agreement for the first quarter of 2009, (iii) Sections 8.17 and 10.01(g) and (h) of the First Lien Loan Agreement arising from any failure to make payments that have or may become due in connection with termination of the Swap Agreements under the 1992 ISDA Master Agreement (Multicurrency-Cross Border) between BNP Paribas and the Borrower dated as of February 21, 2006, and (iv) Sections 10.01(b) and (g) of the First Lien Loan Agreement for failure to comply with Sections 8.04, 8.05, 8.12, and 9.04(a) of the First Lien Loan Agreement (delay in delivering Reserve Report past March 1, 2009, failure to make interest payment under Second Lien Loan Agreement when it became due on or about February 24, 2009, and redemption of membership interest in Hudson Pipeline & Processing Co., LLC, held by Lawson & Kidd, LLC), and (b) any related or corresponding Defaults or Events of Default under the Second Lien Loan Agreement, but to exclude any Defaults or Events of Default relating to or arising from any past failure to comply with Section 8.14 of the First Lien Loan Agreement and the Second Lien Loan Agreement, referred to collectively as the "Designated Defaults") under the First Lien Loan Agreement and, in connection thereto, the First Lien Agent, for itself and on behalf of the First Lien Lenders, agreed to forbear and refrain from exercising certain rights and remedies with respect to the First Lien Designated Defaults;

WHEREAS, the Second Lien Agent executed and sent that certain notice letter dated as of October 6, 2008, whereby, among other things, the Second Lien Agent provided the Borrower and the

First Lien Agent with notice of the occurrence and continuation of certain Events of Default under the Second Lien Loan Agreement;

WHEREAS, in the Second Forbearance Agreement, the Borrower and/or the Guarantors agreed, among other things, to grant additional collateral (collectively, the "Second Forbearance Additional Collateral") described in Sections 2.3(d) and (e) of the Second Forbearance Agreement to the First Lien Agent, for the benefit of the First Lien Lenders, and in accordance with the Loan Documents, was obligated to grant to the Second Lien Agent, for the benefit of the Second Lien Lenders-the same Second Forbearance Additional Collateral (on a junior Lien basis);

WHEREAS, the Borrower and/or the Guarantors granted some or all of the Second Forbearance Additional Collateral as additional collateral pursuant to the terms of the Second Forbearance Agreement and the Loan Documents;

WHEREAS, the forbearance period under the Second Forbearance Agreement during which the First Lien Agent, for itself and on behalf of the First Lien Lenders, agreed to forbear and refrain from exercising certain rights and remedies with respect to the First Lien Designated Defaults has, as of the date hereof, terminated; and

WHEREAS, the Borrower has requested that the First Lien Agent, the Second Lien Agent, and the Lenders continue to forbear and refrain from exercising any available rights and remedies with respect to the Designated Defaults and to preserve the rights of the Borrower and/or the Guarantors to challenge the transfers of the Second Forbearance Additional Collateral in any Bankruptcy Proceeding (as defined below) until the end of the Forbearance Period (as defined below) as if such Bankruptcy Proceeding were commenced on or before May 13, 2009, and the First Lien Agent, the Second Lien Agent, and the Lenders are willing to so forbear, refrain, and preserve such rights in accordance with the terms, conditions, and limitations hereinafter set forth.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereby agree as follows:

SECTION 1. DEFINED TERMS.

Unless expressly defined herein, all defined terms used in this Agreement shall have the same meanings as set forth in the First Lien Loan Agreement and Second Lien Loan Agreement, as applicable.

SECTION 2. Acknowledgement of Designated Defaults. The Borrower and each Guarantor acknowledges and agrees as follows:

(a) the Designated Defaults are, as of the date hereof, continuing; and

(b) the Majority Lenders under the First Lien Loan Agreement and the Majority Lenders under the Second Lien Loan Agreement, in accordance with, and subject to, the terms of the respective Loan Documents, have the right to accelerate the respective Loans outstanding under the First Lien Loan Agreement and the Second Lien Loan Agreement, as applicable, and to make demands upon the Borrower and the Guarantors for the payment in full of the respective Indebtedness for the Designated Defaults.

SECTION 3. FORBEARANCE; ETC.

3.1 Forbearance Period; Other Rights. The First Lien Agent, the Second Lien Agent, and the Lenders each agree to forbear and refrain during the period from May 1, 2009, until and including June 15, 2009 (the "Forbearance Period"), from accelerating any Loans outstanding under the First Lien Loan Agreement or the Second Lien Loan Agreement, as applicable, and taking any other enforcement action under the Loan Documents at law, in equity, or otherwise, in each case, as a result of the Designated Defaults; provided, however, notwithstanding the foregoing, the Forbearance Period shall terminate upon the occurrence of any Forbearance Termination Event (as defined below). Nothing contained in this Agreement shall prejudice any rights or remedies that the First Lien Agent, the Second Lien Agent or any of the Lenders may have to exercise any rights and remedies during the Forbearance Period with respect to any Defaults or Events of Default (whether now existing or hereafter occurring) other than the Designated Defaults. Moreover, nothing contained in this Agreement shall prejudice any rights or remedies the First Lien Agent, the Second Lien Agent, or any of the Lenders may have to exercise any rights and remedies with respect to the Designated Defaults after expiration of the Forbearance Period, and the First Lien Agent, the Second Lien Agent and the Lenders shall be under no obligation to extend the Forbearance Period beyond June 15, 2009. For the avoidance of doubt, the term "enforcement action" as used in this Section 3.1 shall not include the charging of interest at the post-default rate, as provided for in Section 3.02(c) of the First Lien Loan Agreement and Section 3.02(c) of the Second Lien Loan Agreement.

3.2 Forbearance Termination Events. Each of the following events shall constitute a "Forbearance Termination Event":

(a) The failure of the Borrower or any Guarantor to observe or perform any term, covenant, condition or agreement applicable to it contained in this Agreement or the failure of any representation or warranty made in this Agreement to be true and correct in all material respects when made; or

(b) The occurrence of any Event of Default under the First Lien Loan Agreement, the Second Lien Loan Agreement or any other respective Loan Document, other than the occurrence or continuation of an Event of Default that constitutes a Designated Default.

3.3 Remedies Upon Occurrence of a Forbearance Termination Event. The Borrower and each Guarantor acknowledge and agree that upon the earlier of (i) the occurrence of a Forbearance Termination Event and three (3) Business Days' notice thereof from the First Lien Agent or the Second Lien Agent to the Borrower, or (ii) June 15, 2009, the Forbearance Period shall terminate without the need for any further action by, or notice being due from, the First Lien Agent, the Second Lien Agent or any of the Lenders. Further, upon the termination of the Forbearance Period as provided in the preceding sentence of this Section 3.3, the First Lien Agent, the Second Lien Agent and each of the Lenders shall be entitled (but not required) to exercise any or all of their rights and remedies under and in accordance with the respective Loan Documents or applicable law as a result of the Designated Defaults and/or any other Defaults or Events of Default under the respective Loan Documents.

SECTION 4. CONDITIONS PRECEDENT.

In addition to all of the other conditions and agreements set forth herein, the effectiveness of this Agreement is subject to the following conditions precedent:

4.1. Execution of this Agreement. The First Lien Agent and the Second Lien Agent each shall have received counterparts of this Agreement duly executed by the Borrower, the Guarantors, the

First Lien Agent, each of the First Lien Lenders, the Second Lien Agent, and each of the Second Lien Lenders.

4.2. Fees and Expenses. The First Lien Agent, the Second Lien Agent, and/or the Lenders, as appropriate, shall have received payment of all reasonable and documented fees, costs, and expenses incurred by the First Lien Agent, the Second Lien Agent, and the Lenders in connection with this Agreement, including, but not limited to, such reasonable in-house and outside-retained attorney's fees, costs and expenses incurred in connection with the negotiation, drafting, execution and delivery of this Agreement, and any other agreements, documents or instruments referred to herein or contemplated hereby to the extent invoiced.

SECTION 5. REPRESENTATIONS AND WARRANTIES.

The Borrower and each Guarantor represent and warrant to the First Lien Agent, the Second Lien Agent, and the Lenders that:

5.1. This Agreement. This Agreement has been duly executed and delivered by the Borrower and the Guarantors and constitutes the legal, valid, and binding obligation of the Borrower and the Guarantors, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, or other laws affecting creditors' rights generally, and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

5.2. Loan Documents. Except as expressly provided or modified in this Agreement, the First Lien Loan Agreement, the Second Lien Loan Agreement, and each of the respective Loan Documents remain in full force and effect and remain the valid and binding obligation of the Borrower and the Guarantors enforceable against the Borrower and the Guarantors in accordance with their terms. The Borrower and each Guarantor hereby ratify and confirm the First Lien Loan Agreement, the Second Lien Loan Agreement, and each of the respective Loan Documents to which it is a party, as they may have been previously amended and as they may be further modified by this Agreement.

SECTION 6. ADDITIONAL AGREEMENTS.

6.1. Forbearance Covenants. The Borrower agrees to comply with each of the obligations and covenants set forth in Sections 2.3(a), (c), (f), (g), (h) and (k) of the Second Forbearance Agreement and each such Section is hereby incorporated and shall apply, *mutatis mutandis*, into this Agreement; provided, that for purposes hereof, each reference in the Second Forbearance Agreement to (i) the "Administrative Agent" shall refer herein to the First Lien Agent and the Second Lien Agent, and (ii) the "Lenders" shall refer herein to the First Lien Lenders and the Second Lien Lenders. In addition, the Borrower agrees to comply with each of the obligations and covenants set forth in Sections 3.3(a) of each of the First Forbearance Agreements (notwithstanding the expiration of the Standstill Period as defined therein). For the avoidance of doubt, during the Forbearance Period, the Borrower shall have the right to sell either the membership units, or the assets, of Bach Services and Manufacturing Co., LLC; provided, that the Borrower agrees to promptly pay over to the First Lien Agent all net proceeds from such sale or sales.

6.2. Extension of Second Forbearance Additional Collateral Preference Period.

(a) In the event that the Borrower files a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") commencing bankruptcy proceedings ("Bankruptcy Proceedings") during the Forbearance Period, to preserve the right of such Borrower to assert that any of the transfers (the "Second Forbearance Additional Collateral Transfers") of the Second

Forbearance Additional Collateral provided for by the Second Forbearance Agreement was a preferential transfer under Section 547 of the Bankruptcy Code, the period of time for which the Second Forbearance Additional Collateral Transfers are avoidable for purposes of Section 547(b)(4)(A) of the Bankruptcy Code is stipulated and agreed to be up to and including, and shall be deemed to extend to and include, June 15, 2009.

(b) In the event that the Borrower commences Bankruptcy Proceedings during the Forbearance Period, solely for the purpose of determining whether the Second Forbearance Additional Collateral Transfers were avoidable preferential transfers under Section 547 of the Bankruptcy Code, such Borrower shall have the benefit of the presumption of insolvency set forth in Section 547(f) of the Bankruptcy Code.

(c) In the event that the Borrower commences Bankruptcy Proceedings during the Forbearance Period, each of the First Lien Agent, on its behalf and on behalf of the First Lien Lenders, the Second Lien Agent, on its behalf and on behalf of the Second Lien Lenders, and the Lenders individually (i) waive any and all rights they may have to defend against or otherwise defeat an action brought by or on behalf of such Borrower to avoid any or all of the Second Forbearance Additional Collateral Transfers upon an argument or theory that any such Second Forbearance Additional Collateral Transfers occurred more than 90 days prior to the date such Bankruptcy Proceedings were commenced; and (ii) stipulate and agree that the Second Forbearance Additional Collateral Transfers occurred within 90 days of the date such Bankruptcy Proceedings were commenced and that no further showing to avoid the Second Forbearance Additional Collateral Transfers shall be required to prove that the Second Forbearance Additional Collateral Transfers occurred within such 90 day period.

(d) For the avoidance of doubt, the provisions of this Section 6.2 shall survive the termination of this Agreement or the forbearance provided for hereunder for whatever reason.

6.3 Extension of Standstill Period; Ratification of Intercreditor Agreement. Notwithstanding anything to the contrary contained in the Intercreditor Agreement or in any other Loan Document, the Second Lien Agent and each Second Lien Lender hereby agrees, solely for the benefit of the First Lien Agent and the First Lien Lenders, that (a) the Standstill Period (as such term is defined and used in the Intercreditor Agreement) commencing on November 24, 2008 and otherwise expiring on May 23, 2009, shall not expire until ten (10) days after the end of the Forbearance Period, (b) all other terms and conditions of the Intercreditor Agreement are, and shall remain, in full force and effect and are unmodified in any way, and (c) all of the terms and conditions of the Intercreditor Agreement, as modified hereby, are hereby ratified and reaffirmed in all respects.

SECTION 7. MISCELLANEOUS.

7.1. **RELEASE. IN CONSIDERATION OF THIS AGREEMENT AND, SUBJECT TO THE CONDITIONS STATED HEREIN, THE BORROWER AND EACH GUARANTOR HEREBY RELEASE, ACQUIT, FOREVER DISCHARGE, AND COVENANT NOT TO SUE THE FIRST LIEN AGENT, THE SECOND LIEN AGENT, AND EACH OF THE LENDERS, ALONG WITH ALL OF THEIR BENEFICIARIES, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SERVANTS, ATTORNEYS, AND REPRESENTATIVES, AS WELL AS THEIR RESPECTIVE HEIRS, EXECUTORS, LEGAL REPRESENTATIVES, ADMINISTRATORS, PREDECESSORS-IN-INTEREST, SUCCESSORS, AND ASSIGNS (EACH INDIVIDUALLY, A "RELEASED PARTY" AND COLLECTIVELY, THE "RELEASED PARTIES") FROM ANY AND ALL CLAIMS, DEMANDS, DEBTS, LIABILITIES, SUITS, OFFSETS AGAINST THE INDEBTEDNESS EVIDENCED BY THE RESPECTIVE LOAN DOCUMENTS, AND ACTIONS, CAUSES OF ACTION, OR CLAIMS FOR RELIEF OF WHATEVER KIND OR NATURE,**

WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED BY BORROWER OR ANY GUARANTOR, WHICH BORROWER OR ANY GUARANTOR OR ANY SUBSIDIARY OF ANY OF THE FOREGOING MAY HAVE OR WHICH MAY HEREAFTER ACCRUE RELATED TO ANY ACTIONS OR FACTS OCCURRING PRIOR TO THE DATE OF THIS AGREEMENT AGAINST ANY RELEASED PARTY, FOR OR BY REASON OF ANY MATTER, CAUSE OR THING WHATSOEVER OCCURRING ON OR PRIOR TO THE DATE OF THIS AGREEMENT, WHICH RELATE TO, IN WHOLE OR IN PART, DIRECTLY OR INDIRECTLY, THE FIRST LIEN LOAN AGREEMENT, THE SECOND LIEN LOAN AGREEMENT, ANY RESPECTIVE NOTE, ANY RESPECTIVE SECURITY INSTRUMENT, ANY OTHER RESPECTIVE LOAN DOCUMENT, OR THE RESPECTIVE TRANSACTIONS EVIDENCED THEREBY, INCLUDING, WITHOUT LIMITATION, ANY DISBURSEMENTS UNDER THE FIRST LIEN LOAN AGREEMENT, THE SECOND LIEN LOAN AGREEMENT, ANY NOTES, THE NEGOTIATION OF ANY OF THE FIRST LIEN LOAN AGREEMENT, THE SECOND LIEN LOAN AGREEMENT, THE RESPECTIVE NOTES, THE RESPECTIVE SECURITY INSTRUMENTS, OR THE OTHER RESPECTIVE LOAN DOCUMENTS, THE TERMS THEREOF, OR THE APPROVAL, ADMINISTRATION, ENFORCEMENT, OR SERVICING THEREOF; PROVIDED, HOWEVER, THAT THE RELEASES CONTAINED IN THIS SECTION 7.1 SHALL NOT APPLY TO ANY ACTION ASSERTING THAT SOME OR ALL THE SECOND FORBEARANCE ADDITIONAL COLLATERAL TRANSFERS WERE PREFERENTIAL TRANSFERS FOR PURPOSES OF SECTION 547 OF THE BANKRUPTCY CODE SOLELY AS PROVIDED PURSUANT TO SECTION 6 HEREOF. THE PROVISIONS SET FORTH IN THIS SECTION 7.1 SHALL SURVIVE THE TERMINATION OR EXPIRATION OF THIS AGREEMENT, THE FIRST LIEN LOAN AGREEMENT, THE SECOND LIEN LOAN AGREEMENT, AND THE OTHER RESPECTIVE LOAN DOCUMENTS, AND THE REPAYMENT AND PERFORMANCE OF THE RESPECTIVE OBLIGATIONS (AND ALL OTHER AMOUNTS PAYABLE) UNDER SUCH RESPECTIVE DOCUMENTS.

7.2. Non-Waiver. Except as set forth herein, the execution, delivery, performance and effectiveness of this Agreement shall not operate nor be deemed to be nor construed as a waiver of (a) any right, power or remedy of the First Lien Agent, the Second Lien Agent or any of the Lenders under the First Lien Loan Agreement, the Second Lien Loan Agreement, as the case may be, or any of the other respective Loan Documents, (b) any other term, provision, representation, warranty or covenant contained in the First Lien Loan Agreement, the Second Lien Loan Agreement, any other respective Loan Documents or any other instruments or documents executed in connection therewith. Further, except as set forth herein, none of the provisions of this Agreement shall constitute, be deemed to be or construed as, a waiver of any Defaults or Events of Default under the First Lien Loan Agreement or the Second Lien Loan Agreement, as amended by this Agreement. Except as set forth herein, any Defaults and/or Events of Default (including, without limitation, the Designated Defaults) shall continue and shall not be deemed waived or cured in any way by the execution of this Agreement.

7.3. Modification. Any amendments or modifications of this Agreement or any provision of this Agreement shall be effectuated in accordance with Section 12.02 of the First Lien Loan Agreement and the Second Lien Loan Agreement.

7.4. Notices. Any notice required or desired to be served, given or delivered hereunder shall be given in the manner provided in Section 12.01 of the First Lien Loan Agreement and the Second Lien Loan Agreement, *mutatis mutandis*.

7.5. Severability. Any provision of this Agreement held to be invalid, illegal, or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality, or unenforceability without affecting the validity, legality, and enforceability of the

remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

7.6. Counterparts; Facsimile or Other Electronic Signatures. This Agreement may be executed in one or more counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or other electronic transmission shall be equally as effective as delivery of a manually executed counterpart of this Agreement.

7.7. Headings. The various headings used in this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

7.8. **GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL; ETC**. THE PROVISIONS OF SECTION 12.09 OF THE FIRST LIEN LOAN AGREEMENT AND THE SECOND LIEN LOAN AGREEMENT SHALL APPLY TO THIS AGREEMENT.

7.9. Construction; Integration. This Agreement has been freely negotiated by the parties and the principle of construction against draftsmen shall have no application in the interpretation of this Agreement. No term or provision of this Agreement shall be construed to confer a benefit upon, or grant a right, remedy, or privilege to, any Person other than the parties hereto.

7.10. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[*Signature pages begin on next page*]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

AURORA OIL & GAS CORPORATION

By: William W. Deneau

Name: William W. Deneau
Title: Chief Executive Officer

HUDSON PIPELINE & PROCESSING CO., LLC

By: Aurora Oil & Gas Corporation, its sole manager

By: William W. Deneau

Name: William W. Deneau
Title: Chief Executive Officer

BNP PARIBAS, as First Lien Agent and as a Lender

By: ______________________________
Name: Douglas R. Liftman
Title: Managing Director

By: ______________________________
Name: Betsy Jocher
Title: Director

COMERICA BANK, as a Lender

By: ______________________________
Name: Robin Kain
Title: Vice President

KEYBANK NATIONAL ASSOCIATION, as a Lender

By: ______________________________
Name: Scott D. Randle
Title: Vice President

CIT CAPITAL USA INC., as a Lender

By: ______________________________
Name: George E. McKean
Title: Vice President

BNP PARIBAS, as First Lien Agent and as a Lender

By: ______________________________
Name: Douglas R. Liftman
Title: Managing Director

By: ______________________________
Name: Betsy Jocher
Title: Director

COMERICA BANK, as a Lender

By: /s/ Robin Kain
Name: Robin Kain
Title: Vice President

KEYBANK NATIONAL ASSOCIATION, as a Lender

By: ______________________________
Name: Scott D. Randle
Title: Vice President

CIT CAPITAL USA INC., as a Lender

By: ______________________________
Name: George E. McKean
Title: Vice President

BNP PARIBAS, as First Lien Agent and as a Lender

By: ______________________________
Name: Douglas R. Liftman
Title: Managing Director

By: ______________________________
Name: Betsy Jocher
Title: Director

COMERICA BANK, as a Lender

By: ______________________________
Name: Robin Kain
Title: Vice President

KEYBANK NATIONAL ASSOCIATION, as a Lender

By: ______________________________
Name: Scott D. Randle
Title: Vice President

CIT CAPITAL USA INC., as a Lender

By: ______________________________
Name: George E. McKean
Title: Vice President

BNP PARIBAS, as First Lien Agent and as a Lender

By: ______________________________
Name: Douglas R. Liftman
Title: Managing Director

By: ______________________________
Name: Betsy Jocher
Title: Director

COMERICA BANK, as a Lender

By: ______________________________
Name: Robin Kain
Title: Vice President

KEYBANK NATIONAL ASSOCIATION, as a Lender

By: ______________________________
Name: Scott D. Randle
Title: Vice President

CIT CAPITAL USA INC., as a Lender

By: ______________________________
Name: George E. McKean
Title: Vice President

D. E. SHAW LAMINAR PORTFOLIOS, L.L.C.,
as Second Lien Agent and a Lender

By: Robert T. Ladd
Name: Robert T.Ladd
Title: Authorized Signatory

BNP PARIBAS, as a Lender

By: ________________________
Name: Douglas R. Liftman
Title: Managing Director

By: ________________________
Name: Betsy Jocher
Title: Director

CIT CAPITAL USA INC., as a Lender

By: ________________________
Name: George E. McKean
Title: Vice President

ENERGY COMPONENTS SPC UP-AND MIDSTREAM SEGREGATED PORTFOLIO,
as a Lender

By: ________________________
Name:
Title:

D. E. SHAW LAMINAR PORTFOLIOS, L.L.C.,
as Second Lien Agent and a Lender

By: ______________________________
Name:
Title:

BNP PARIBAS, as a Lender

By: ______________________________
Name: Douglas R. Liftman
Title: Managing Director

By: ______________________________
Name: Betsy Jocher
Title: Director

CIT CAPITAL USA INC., as a Lender

By: ______________________________
Name: George E. McKean
Title: Vice President

ENERGY COMPONENTS SPC UP-AND MIDSTREAM SEGREGATED PORTFOLIO,
as a Lender

By: ______________________________
Name:
Title:

D. E. SHAW LAMINAR PORTFOLIOS, L.L.C.,
as Second Lien Agent and a Lender

By: ______________________________
Name:
Title:

BNP PARIBAS, as a Lender

By: ______________________________
Name: Douglas R. Liftman
Title: Managing Director

By: ______________________________
Name: Betsy Jocher
Title: Director

CIT CAPITAL USA INC., as a Lender

By: ______________________________
Name: George E. McKean
Title: Vice President

ENERGY COMPONENTS SPC UP-AND MIDSTREAM SEGREGATED PORTFOLIO,
as a Lender

By: ______________________________
Name:
Title:

D. E. SHAW LAMINAR PORTFOLIOS, L.L.C.,
as Second Lien Agent and a Lender

By: ______________________________
Name:
Title:

BNP PARIBAS, as a Lender

By: ______________________________
Name: Douglas R. Liftman
Title: Managing Director

By: ______________________________
Name: Betsy Jocher
Title: Director

CIT CAPITAL USA INC., as a Lender

By: ______________________________
Name: George E. McKean
Title: Vice President

ENERGY COMPONENTS SPC UP-AND MIDSTREAM SEGREGATED PORTFOLIO,
as a Lender

By: ______________________________
Name: WARREN KEENS
Title: Director